                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                          TENET HEALTHCARE CORPORATION

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Tenet Healthcare Corporation (the "Company") made pursuant to
the prospectus, dated            , 2000 (the "Prospectus"), if certificates for
the outstanding 9 1/4% Senior Notes due 2010 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

               DELIVERY TO: The Bank of New York, EXCHANGE AGENT

BY REGISTERED OR CERTIFIED
            MAIL:                        BY HAND OR OVERNIGHT COURIER:

   The Bank of New York                       The Bank of New York
  101 Barclay Street, 7E      101 Barclay Street, Corporate Trust Services Window
 New York, New York 10286                   New York, New York 10286
    Attention: Kin Lau                         Attention: Kin Lau
 Reorganization Department                 Reorganization Department

       BY FACSIMILE:                CONFIRM BY TELEPHONE OR FOR INFORMATION:

      (212) 815-6339                             (212) 815-3750

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$ -------------------------------------------
Certificate Nos. (if available):

                                               If Old Notes will be delivered by book-entry
                                               transfer to The Depository Trust Company,
                                               provide account number.
--------------------------------------------
Total Principal Amount Represented by
Old Notes Certificate(s):

$ -------------------------------------------  Account Number ----------------------------

--------------------------------------------------------------------------------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X    ------------------------------------             --------------

X    ------------------------------------             --------------
     Signature(s) of Owner(s)                              Date
     or Authorized Signatory

     Area Code and Telephone Number: --------------------

    Must be signed by the holder(s) of Old Notes as such holder(s) name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

Capacity:
              ------------------------------------------------------------

Address(es):
              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

                                   GUARANTEE

                    (Not to be used for signature guarantee)

    The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

--------------------------------------------   --------------------------------------------
                Name of Firm                               Authorized Signature

--------------------------------------------   --------------------------------------------
                   Address                                         Title

--------------------------------------------    Name: -------------------------------------
                  Zip Code                                (Please Type or Print)

Area Code and Tel. No. ----------------------  Dated: -------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.